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                                                                   Exhibit 10.24

                          AMENDMENT TO PROMISSORY NOTE

     This Amendment to Promissory Note dated April 10, 2000 by and between Dynacs Inc. (formerly known as Dynacs Engineering Co., Inc.) (the "Company") and Peter Likins (the "Payee").

     Reference is made to that certain promissory note dated June 10, 1999 by and between the Company and Payee in the principal amount equal to $400,000 bearing interest at the rate of 12.0% (the "Promissory Note").

     The parties agree that the maturity date of the Promissory Note shall be extended to October 10, 2000.

     All other terms and conditions of the Promissory Note shall remain in full force and effect.


                                             DYNACS INC.


                                             By: /s/ Ramendra P. Singh
                                                 -------------------------
                                                   Ramendra P. Singh
                                                   President and
                                                   Chief Executive Officer



Accepted and Agreed to:


/s/ Peter Likins
------------------------------
Peter Likins